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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 7, 2000

                           Commission File No. 1-6089

                                H&R BLOCK, INC.
             (Exact name of Registrant as specified in its charter)

               Missouri                                  44-0607856
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)

                                4400 Main Street
                          Kansas City, Missouri 64111
          (Address of principal executive offices, including zip code)

                                 (816) 753-6900
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     See exhibits attached to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)  EXHIBITS

         Exhibit No.    Description of Exhibit

         23.1 The consent of PricewaterhouseCoopers LLP, Certified Public Accountants.

         23.2           The consent of Deloitte & Touche LLP, Certified Public
                        Accountants.

         23.3           The consent of Ernst & Young LLP, Certified Public
                        Accountants


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    H&R BLOCK, INC.



Date: April 7, 2000                 By:  /s/ James H. Ingraham
                                         ------------------------------------
                                         James H. Ingraham
                                         Vice President, General Counsel







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